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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 18, 2003

                            LARK TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

          DELAWARE                 033-90424                 73-1461841
(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)           File Number)            Identification No.)

                   9441 W. SAM HOUSTON PKWY SOUTH, SUITE 103
                              HOUSTON, TEXAS 77099
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (713) 779-3663

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE


         On December 18, 2003, Lark Technologies, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Genaissance Pharmaceuticals, Inc., a Delaware corporation ("Genaissance"), and Brown Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Genaissance (the "Merger Sub"), pursuant to which the Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation wholly-owned by Genaissance (the "Merger"). Upon completion of the Merger, holders of Company common stock will be entitled to receive 1.81 shares (the "Exchange Ratio") of Genaissance common stock for each share of Company common stock held by them. Genaissance will assume all outstanding options to purchase shares of Company common stock, which will become exercisable to purchase the number of shares of Genaissance common stock at the exercise price as adjusted by the Exchange Ratio. The Merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. The consummation of the Merger is subject to the approval of the stockholders of each of the Company and Genaissance, effectiveness of the Form S-4 Registration Statement to be filed by Genaissance and other customary closing conditions. A copy of the Merger Agreement has been filed by Genaissance as Exhibit 2.1 to its Form 8-K filed with the SEC on December 19, 2003.


         On December 19, 2003, Genaissance and the Company issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached as Exhibit 99 to this Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

A copy of the Company's press release dated December 19, 2003 reporting this transaction is attached as Exhibit 99 to this Form 8-K.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
December 19, 2003                         LARK TECHNOLOGIES, INC.

                                          By:  /s/  CARL W. BALEZENTIS
                                             --------------------------------
                                               Carl W. Balezentis
                                               President and Chief Executive
                                               Officer
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                                 EXHIBIT INDEX

EXHIBIT   DESCRIPTION
  NO.
-------   ------------
99        Press release.